SUMMARY STATEMENT OF INCOME                                        EXHIBIT 99.1
NOVEMBER 2001

----------------------------------------------------------------------------------------------------------------
                                                         CURRENT MONTH                      YEAR-TO-DATE
                                                    -------------------------       ----------------------------
($ MILLIONS)                                          2001             2000            2001              2000
----------------------------------------------------------------------------------------------------------------
REVENUE
     INTEGRATED STEEL                               $   170.7       $   243.7       $ 2,243.4         $ 3,186.7
     METAL FABRICATION                                   76.1           130.2         1,207.0           1,585.5
     LESS: INTERSEGMENT SALES                           (12.9)          (13.1)         (145.2)           (127.9)
                                                    ---------       ---------       ---------         ---------
             TOTAL REVENUE                          $   233.9       $   360.8       $ 3,305.2         $ 4,644.3
                                                    =========       =========       =========         =========

PRETAX RESULTS
     INTEGRATED STEEL                               $   (48.8)      $   (35.5)      $  (526.4)        $   (92.9)
     METAL FABRICATION                                    0.3             5.6            11.6              74.4
     STEEL TECHNOLOGIES                                    --            (4.0)             --             (19.6)
     INTEREST EXPENSE                                    (3.2)           (8.7)          (51.9)            (90.0)
     CORPORATE AND OTHER                                 (2.5)           (3.0)          (16.2)            (25.8)
     LOSS ON SALE OF INVESTMENT IN AFFILIATE               --              --              --             (83.7)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET               (3.6)             --           (41.9)               --
     SPECIAL CHARGES                                       --              --          (228.3)           (207.3)
                                                    ---------       ---------       ---------         ---------
         PRETAX INCOME (LOSS)                           (57.8)          (45.6)         (853.1)           (444.9)
                                                    ---------       ---------       ---------         ---------

TAX (PROVISION) CREDIT                                   (1.0)           (0.6)          (11.0)            (10.9)
                                                    ---------       ---------       ---------         ---------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS             $   (58.8)      $   (46.2)      $  (864.1)        $  (455.8)
     EXTRAORDINARY LOSS                                    --              --            (4.1)               --
                                                    ---------       ---------       ---------         ---------
NET INCOME (LOSS)                                   $   (58.8)      $   (46.2)      $  (868.2)        $  (455.8)
                                                    =========       =========       =========         =========
EPS                                                 $   (0.57)      $   (0.47)      $   (8.37)        $   (4.63)
                                                    =========       =========       =========         =========

                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS                                    EXHIBIT 99.1
NOVEMBER 2001

------------------------------------------------------------------------------
                                                                  YEAR-TO-DATE
                                                                  ------------
($ MILLIONS)                                          MONTH          ACTUAL
-------------------------------------------------------------      ---------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS               $(58.8)       $(868.2)
     EXTRAORDINARY LOSS                                  --            4.1
     SPECIAL CHARGES                                     --          228.3
     DEPRECIATION AND AMORTIZATION                     20.3          262.5
     PENSION FUNDING (MORE) LESS THAN EXPENSE           4.3           50.4
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE            (6.9)         (30.6)
     VEBA RECOVERIES                                    5.4           39.6
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                 103.0          536.8
     CHANGES IN OTHER ASSETS AND LIABILITIES          (45.0)        (109.2)
                                                     ------         ------
         OPERATING ACTIVITY                            22.3          113.7
     PROPERTY ADDITIONS                                (9.0)         (75.6)
     INVESTMENTS IN STEEL-RELATED BUSINESSES           (1.0)         (15.7)
     PROCEEDS FROM SALE  OF BUSINESSES                   --          131.0
                                                     ------         ------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                     12.3          153.4
             CHANGE IN BORROWINGS                      (8.1)        (114.6)
                                                     ------         ------
         CHANGE IN CASH AND CASH EQUIVALENTS            4.2           38.8
BEGINNING CASH AND CASH EQUIVALENTS                   103.0           68.4
                                                     ------         ------
ENDING CASH AND CASH EQUIVALENTS                     $107.2         $107.2
                                                     ======         ======

                              The LTV Corporation

SUMMARY BALANCE SHEET                                               EXHIBIT 99.1
NOVEMBER 2001

--------------------------------------------------------------------------------
                                                November 30,     December 31,
($ MILLIONS)                                        2001             2000
--------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                   $  107.2         $   68.4
      RECEIVABLES                                    297.9            494.8
      INVENTORIES                                    629.5            970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER            71.7             24.9
                                                  --------         --------
                                                   1,106.3          1,559.0
                                                  --------         --------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                2,974.4          3,248.7
      INVESTMENTS IN AFFILIATES                       98.4            106.0
      OTHER NONCURRENT ASSETS                        302.4            444.4
                                                  --------         --------
                                                   3,375.2          3,799.1
                                                  --------         --------
TOTAL ASSETS                                      $4,481.5         $5,358.1
                                                  ========         ========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                            $  129.4         $   45.4
      ACCRUED EMPLOYEE COMPENSATION                   73.7             55.9
      ACCRUED LIABILITIES AND OTHER                  110.2             53.1
      CURRENT DEBT                                   549.6            667.4
                                                  --------         --------
                                                     862.9            821.8
                                                  --------         --------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS             45.5             45.6
      PENSION BENEFITS                                 3.4              4.1
      OTHER EMPLOYEE BENEFITS                          2.3              1.3
      OTHER                                           34.0             50.7
                                                  --------         --------
                                                      85.2            101.7
                                                  --------         --------
LIABILITIES SUBJECT TO COMPROMISE                  3,806.1          3,858.1
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                (272.7)           576.5
                                                  --------         --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $4,481.5         $5,358.1
                                                  ========         ========

                              The LTV Corporation